Exhibit 10.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements, on Form S-8 (file No. 333-12456) and on Form F-3 (file No. 333-114153), of Elbit Vision Systems Ltd., of our report dated July 14, 2005, relating to the consolidated financial statements, which appears in this form 20-F.

/s/ KESSELMAN & KESSELMAN, certified public accountants

Tel-Aviv, Israel
July 14, 2005

Haifa, Israel
July 14, 2005